Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of THQ Inc. (the “Company”) for the year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Brian J. Farrell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Brian J. Farrell
Brian J. Farrell
Chief Executive Officer
June 11, 2003